                      BERNARD CHAUS, INC. AND SUBSIDIARIES

                                                                    EXHIBIT 31.1

               CERTIFICATION PURSUANT TO RULE 13a-14(a)/15d-14(a)

I, Josephine Chaus, certify that:

          1.   I have reviewed this Quarterly Report on Form 10-Q of Bernard
               Chaus, Inc. (the "Company") for the three months ended December
               31, 2005 (this "Report");

          2.   Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not
               misleading with respect to the period covered by this Report;

          3.   Based on my knowledge, the consolidated financial statements, and other financial information included in this Report, fairly present in all material respects the financial condition and results of operations and cash flows of the Company as of, and for, the periods presented in this Report;

          4.   The Company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures
               (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and we have:

               (a)  designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information
                    relating to the Company, including its consolidated
                    subsidiaries, is made known to us by others within those
                    entities, particularly during the period in which this
                    Report is being prepared;

               (b)  evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this Report our
                    conclusions about the effectiveness of the disclosure
                    controls and procedures, as of the end of the period covered by this Report based on such evaluation; and

               (c)  disclosed in this Report any change in the Company's
                    internal control over financial reporting that occurred
                    during the Company's most recent fiscal quarter that has
                    materially affected, or is reasonably likely to materially affect, the Company's internal control over financial
                    reporting; and;

          5.   The Company's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons
               performing the equivalent functions):

               (a)  all significant deficiencies and material weaknesses in the design or operation of internal control over financial
                    reporting which are reasonably likely to adversely affect
                    the Company's ability to record, process, summarize, and
                    report financial information; and

               (b)  any fraud, whether or not material, that involves management or other employees who have a significant role in the
                    Company's internal control over financial reporting.

February 13, 2006

                             /s/ Josephine Chaus
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                             Josephine Chaus
                             Chairwoman of the Board and Chief Executive Officer